                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ---------------

                       ANSWERTHINK CONSULTING GROUP, INC.
             (Exact name of registrant as specified in its charter)

            FLORIDA                                             65-0750100
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                             Identification no.)

                                ---------------

    1401 BRICKELL AVENUE, SUITE 350
             MIAMI, FLORIDA                                         33131
(Address of principal executive offices)                          (zip code)



If this form relates to the registration of a                 If this form relates to the registration of a class
class of securities pursuant to Section 12(b) of              of securities pursuant to Section 12(g) of the
the Exchange Act and is effective pursuant to                 Exchange Act and is effective pursuant to General
General Instruction A.(c), check the following                Instruction A.(d), check the following box.  [X]
box.  [_]

                     Securities Act registration statement
                    file number to which this form relates:
                                   333-48123
                    ---------------------------------------
                                (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:   None

Securities to be registered pursuant to Section 12(g) of the Act:


                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                                (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Information with respect to the common stock, par value $.001 per share (the "Common Stock"), of the Registrant is incorporated by reference to the section captioned "Descripton of Capital Stock" in the Registrant's Registration Statement on Form S-1 (No. 333-48123), as such may be amended (including any prospectus filed by the Registrant pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended).

ITEM 2.   EXHIBITS

     The exhibits to this registration statement are listed in the Exhibit Index, which appears after the signature page and is incorporated herein by reference.

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    ANSWERTHINK CONSULTING GROUP, INC.


Date:  May 21, 1998                 By:  /s/ Ted A. Fernandez
                                        --------------------------------
                                      Ted A. Fernandez, President, Chief
                                      Executive Officer and Chairman

                                 EXHIBIT INDEX


Exhibit Number                     EXHIBIT
--------------   -----------------------------------------------------
    3.1*         Second Amended and Restated Articles of Incorporation
                   of the Registrant
    3.2*         Form of Amended and Restated Bylaws of the Registrant
    4.1          Specimen Stock Certificate

_________________
* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1, as amended (No. 333-48123).